Exhibit 10.7

SECURITIES PURCHASE AGREEMENT

Dated as of September 16, 2010

among

COMPASS ACQUISITION CORPORATION

and

THE PURCHASERS LISTED ON EXHIBIT A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of September 16, 2010 by and among Compass Acquisition Corporation, an exempted company incorporated in the Cayman Islands with limited liability, (the “Company” or “Compass”) and each of the Purchasers of Units whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Ordinary Shares and Warrants

Section 1.1

Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company, Units (the “Units”), each consisting of three of the Company’s ordinary shares, par value $0.000128 per share (the “Ordinary Shares”), and a Series A Warrant (as defined below) to purchase thirty-five percent (35%) of the number of Ordinary Shares purchased by such Purchasers on a post-reverse split basis, as set forth opposite such Purchaser’s name on Exhibit A hereto. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(2) of the Securities Act.

Section 1.2

Warrants. Upon the following terms and conditions and for no additional consideration, each of the Purchasers shall be issued Series A Warrants, in substantially the form attached hereto as Exhibit B (the “Warrants”), to purchase the number of Ordinary Shares set forth in such Warrant. The Warrants shall expire five (5) years following the Closing Date, and have an initial exercise price of $2.08 per three (3) Ordinary Shares (130% of the Purchase Price). The Warrants shall be exercisable cashlessly beginning three (3) months after the Ordinary Shares are listed on the Over-the-Counter Bulletin Board, the Pink Sheets or a major stock exchange (AMEX, NASDAQ, NYSE).

Section 1.3

Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of Ordinary Shares equal to one hundred percent (100%) of the number of Ordinary Shares as shall from time to time be sufficient to effect exercise of the Warrants then outstanding. Any Ordinary Shares issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the “Warrant Shares”. The Ordinary Shares purchased herein and the Warrant Shares are sometimes collectively referred to as the “Shares” and the Units, together with the component parts of the Units being the Ordinary Shares and the Warrants, and together with the Shares issuable upon the exercise of the Warrants are collectively referred to herein as the “Securities”.

Section 1.4

Purchase Price and Closing. Subject to the terms and conditions hereof, the Company agrees to issue and sell to each of the Purchasers and, each Purchaser, severally and not jointly, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, agrees to purchase the number of Units set forth opposite each such Purchaser’s name on Exhibit A hereto at a price of $1.60 per Unit (the “Purchase Price”). The closing(s) of the purchase and sale of the Units to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, NY 10017 (each a “Closing” and the first Closing, the “Initial Closing”). There shall be no required minimum amount required for the Initial Closing and no maximum number of Units which may be sold in this Offering, provided however, the Company, at its sole discretion, may at any time set a maximum amount of Units to be sold in this offering. Subject to the terms and conditions set forth in this Agreement, the date and time of a Closing shall be a Closing Date (or such later date as is mutually agreed to by the Company and Maxim Group LLC, as the Placement Agent of this offering), provided, that all of the conditions set forth in Article IV hereof and applicable to a Closing shall have been fulfilled or waived in accordance herewith (each a “Closing Date” and the date of the Initial Closing, the “Initial Closing Date”). Subject to the terms and conditions of this Agreement, at a Closing the Company shall deliver or cause to be delivered to each Purchaser (x) a certificate for the number of Ordinary Shares set forth opposite the name of such Purchaser on Exhibit A hereto, (y) its Warrants to purchase such number of Ordinary Shares as is set forth opposite the name of such Purchaser on Exhibit A attached hereto and (z) any other documents required to be delivered pursuant to Article IV hereof. At a Closing, each Purchaser shall deliver its Purchase Price by wire transfer to the escrow account pursuant to the Escrow General Agreement (as hereafter defined).

ARTICLE II

Representations and Warranties

Section 2.1

Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers on behalf of itself and its subsidiaries, as of the date hereof and each Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a)

Organization, Good Standing and Power. The Company and each of its subsidiaries is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each such Subsidiary (as defined in Section 2.1(g) hereof) is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(c) hereof). Neither the Company nor any subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b)

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), the Lock-Up Agreement (as defined in Section 3.12 hereof) in the form attached hereto as Exhibit D, the Escrow Agreement by and among the Company, the Purchasers and the escrow agent named therein, dated as of the date hereof, substantially in the form of Exhibit E-1 attached hereto (the “Escrow General Agreement”), the Securities Escrow Agreement by and among the Company, the Purchasers, the Principal Stockholder (as hereinafter defined) and the escrow agent named therein, dated as of the date hereof, substantially in the form of Exhibit E-2 attached hereto (the “Securities Escrow Agreement”) and the Holdback Escrow Agreement by and among the Company, the Purchasers and the escrow agent named therein, dated as of the date hereof, substantially in the form of Exhibit E-3 attached hereto (the “Holdback Escrow Agreement”, together with the Escrow General Agreement and the Securities Escrow Agreement, the “Escrow Agreements”) and the Warrants (collectively, the “Transaction Documents”) and to issue and sell the Units, the Ordinary Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required other than the proposals as set forth in that certain preliminary information statement on Schedule 14C dated, August 6, 2010 (the “Schedule 14C”). This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, and complied with by all parties thereto, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of the date hereof is set forth on Schedule 2.1(c) hereto. All of the outstanding Ordinary Shares have been duly and validly authorized. Except as contemplated by the Transaction Documents or as set forth on Schedule 2.1(c) hereto, no Ordinary Shares are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Except as contemplated by the Transaction Documents, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company except the conversion of the Company’s outstanding preferred stock into common stock as described in the Company’s Schedule 14C. Except as contemplated by the Transaction Documents or as set forth on Schedule 2.1(c) hereto, the Company is not a party to any agreement granting registration or anti-dilution rights to any Person (as such term is defined in the Registration Rights Agreement) with respect to any of its equity or debt securities. Except as contemplated by the Transaction Documents, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below). The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Memorandum and Articles of Association as in effect on the date hereof (the “Articles”). For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects or financial condition of the Company and its subsidiaries individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(d)

Issuance of Shares. The Units, the Ordinary Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Ordinary Shares and Warrant Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable. When the Warrant Shares are issued in accordance with the terms of the Warrants, such shares will be validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Ordinary Shares.

(e)

No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Articles, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, liens, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Other than as disclosed on Schedule 2.1(e), the business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Ordinary Shares, the Warrants and the Warrant Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing).

(f)

Commission Documents, Financial Statements. Since December 4, 2006, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement or other than pursuant to a non-disclosure or confidentiality agreement signed by the Purchasers. A current report on Form 8-K or Form 6-K, as applicable, (the “Current Report”) is required to be and shall be filed by the Company within four (4) business days after the Closing Date to disclose the Transaction Documents, transactions related thereto. For the purposes hereof, “Business Day” means any day which banks in the State of New York shall be open for business. At the time of the respective filings, the Commission Documents previously filed complied and, in the case of the Current Report, will comply, in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Commission Documents (or, in the case of the Current Report will contain) any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries. Schedule 2.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of ownership of each subsidiary. A true and correct organizational chart of the Company and its subsidiaries is included as Schedule 2.1(g). For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Other than as contemplated by the Transaction Documents, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Other than as contemplated by the Transaction Documents, neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary. The Company and its subsidiaries, as applicable, each have the unrestricted right to vote, and (subject to limitations or restrictions imposed by applicable law) to receive dividends and distributions on, all capital securities of its subsidiaries as owned by the Company or any such subsidiary, as the case may be. Except as disclosed on Schedule 2.1(g), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

(h)

No Material Adverse Effect. Other than as disclosed on Schedule 2.1(h) or in a Commission Document, since December 31, 2009, neither the Company nor any of its subsidiaries has experienced or suffered any Material Adverse Effect.

(i)

No Undisclosed Liabilities. Other than as disclosed on Schedule 2.1(i) or in that certain Current Report of the Company filed with the Commission on May 28, 2010 as amended by Amendment No. 1 to Form 8-K on Form 8-K/A filed with the Commission on June 3, 2010 (the “Comprehensive 8-K”) neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses since December 31, 2009 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

(j)

No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)

Indebtedness. Other than as disclosed on Schedule 2.1(k), the financial statements filed by the Company with the Commission in the Comprehensive 8-K (the “Financial Statements”) set forth all outstanding secured and unsecured Indebtedness (as defined below) of the subsidiaries of the Company on a consolidated basis, or for which the subsidiaries of the Company have commitments as of the date of such Financial Statements or any subsequent period that would require disclosure. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth in Schedule 2.1(k), neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(l)

Title to Assets. Other than as disclosed on Schedule 2.1(l), each of the Company and its subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of its real and personal property reflected in the Financial Statements free and clear of any Lien. All leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

(m)

Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding (an “Action”) pending or, to the knowledge of the Company, threatened against the Company or any subsidiary that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as disclosed in the Commission Documents, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary, nor to the knowledge of the Company or any subsidiary, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under U.S. federal or state securities laws or a claim of breach of fiduciary duty, except as disclosed in the Commission Documents. There has not been, and to the knowledge of the Company, there is not pending or contemplated any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

(n)

Compliance with Law. Other than as disclosed on Schedule 2.1(n), the business of the Company and the subsidiaries has been and is presently being conducted in material compliance with all applicable federal, state and local governmental laws, rules, regulations and ordinances. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business in all material respects as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not reasonably be expected to result in a Material Adverse Effect.

(o)

Taxes. The Company and each of the subsidiaries has accurately prepared and filed all federal, state, foreign and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. There are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid. The reserves for taxes, if any, reflected in the Commission Documents are adequate, and there are no Liens for taxes on any property or assets of the Company and any of its subsidiaries (other than Liens for taxes not yet due and payable). There have been no audits or examinations of any tax returns by any governmental body, and the Company or its subsidiaries have not received any notice that such audit or examination is pending or contemplated. No claim has been made by any governmental body in a jurisdiction where the Company or any of its Subsidiaries does not file tax returns that it is or may be subject to taxation by that jurisdiction. To the knowledge of the Company, no state of facts exists or has existed which would constitute grounds for the assessment of any penalty or any further tax liability beyond that shown on the respective tax returns. There are no outstanding agreements or waivers extending the statutory period of limitation for the assessment or collection of any tax. Neither the Company nor any of its subsidiaries is a party to any tax-sharing agreement or similar arrangement with any other Person. The Company has made all necessary disclosures required by Treasury Regulation Section 1.6011-4.

(p)

Certain Fees. Except as set forth on Schedule 2.1(p) hereto, no brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

(q)

Disclosure. Except as set forth in Schedule 2.1(q), neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

(r)

Operation of Business. The Company and each of the subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

(s)

Environmental Compliance. Since their inception, neither the Company, nor any of its subsidiaries have been, in violation of any applicable law relating to the environment or occupational health and safety, where such violation would have a material adverse effect on the business or financial condition of any of the Company and its subsidiaries. The Company and its subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” shall mean all applicable laws, whether domestic or foreign, including provincial, city, municipal and other laws, relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Other than as disclosed on Schedule 2.1(s), the Company and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. There are no past or present events, conditions, circumstances, incidents, Actions, acts or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance where, in each of the foregoing clauses (i) and (ii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(t)

Books and Record Internal Accounting Controls. Except as otherwise disclosed in the Comprehensive 8-K, the books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

(u)

Material Agreements. The Company has provided to the Lead Purchaser or its counsel a copy of any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company or any subsidiary is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company or any subsidiary were registering securities under the Securities Act. The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect. Except as restricted under applicable laws and regulations, the incorporation documents or the Transaction Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company’s Ordinary Shares.

(v)

Transactions with Affiliates. Except as set forth in the Comprehensive 8-K or in the Transaction Documents there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder. To the Company’s knowledge, no employee, officer or director of the Company or any of its subsidiaries has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company. To the Company’s knowledge, no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any Material Agreement and there are no amounts owed (cash and stock) to officers, directors and consultants (salary, bonuses or other forms of compensation).

(w)

Securities Act of 1933. Assuming the accuracy of the representations of the Purchasers set forth in Section 2.2 (d)-(h) hereof, the Company, to its knowledge, has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Units hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Units, the Ordinary Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Units, the Ordinary Shares and the Warrants in violation of the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units, the Ordinary Shares and the Warrants.

(x)

Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Units, the Ordinary Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

(y)

Employees. Except as disclosed on Schedule 2.1(y), neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as disclosed in the Comprehensive Form 8-K, neither the Company nor any subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary required to be disclosed in the Commission Documents or on the Comprehensive Form 8-K that is not so disclosed. Except as disclosed in the Comprehensive 8-K, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary. Except as set forth in the Comprehensive 8-K, the Company and its subsidiaries have no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services. Each Person who performs services for the Company or any of its subsidiaries has been, and is, properly classified by the Company or its subsidiaries as an employee or an independent contractor (or its equivalent in the People’s Republic of China (“PRC”)).

(z)

Absence of Certain Developments. Except as disclosed on Schedule 2.1(z), since December 31, 2009, neither the Company nor any subsidiary has:

(i)

issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii)

borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company’s or such subsidiary’s business;

(iii)

discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

(vii)

suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(x)

entered into any other material transaction, whether or not in the ordinary course of business;

(xi)

made charitable contributions or pledges in excess of $10,000;

(xii)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv)

effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or

(xv)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

(aa)

Public Utility Holding Company Act; Investment Company Act and U.S. Real Property Holding Corporation Status. To the Company’s knowledge, the Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. To the Company’s knowledge, the Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. The Company is not and has never been a United States (“U.S.”) real property holding corporation within the meaning of Section 897 of the U.S. Internal Revenue Code of 1986, as amended the (“Code”).

(bb)

ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Units, the Ordinary Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Code, provided, that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(bb), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(cc)

Dilutive Effect. The Company understands and acknowledges that it has an obligation to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

(dd)

No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Units pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Units pursuant to Rule 506 under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of Units to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and, except as contemplated under the Transaction Documents and its share exchange transaction with Tsing Da Century Education Technology, Co. Ltd., the Company has not offered or sold any of its equity securities or debt securities convertible into Ordinary Shares.

(ee)

Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

(ff)

Transfer Agent. The Company has retained Action Stock Transfer Corp. (the “Transfer Agent”) as its transfer agent. Such transfer agent is eligible to transfer securities via Depository Trust Company (“DTC”) and Deposit Withdrawal Agent Commission (“DWAC”) and will accept the Irrevocable Transfer Agent Instructions (as defined below).

(gg)

No Additional Agreements. Neither the Company nor any of its subsidiaries has any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(hh)

Foreign Corrupt Practices Act. None of the Company nor any of its subsidiaries nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any of its subsidiaries, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Units, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company, or any subsidiary of the Company (or made by any Person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any applicable law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to the Company or any of its subsidiaries.

(ii)

PFIC. To the Company’s knowledge, none of the Company or any of its subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(jj)

OFAC. None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of any of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any subsidiary of the Company, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(kk)

Intellectual Property. The Company and the subsidiaries have, or have rights to use, all U.S., PRC or other foreign patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (collectively, the “Intellectual Property Rights”) that are necessary or material for use in connection with their respective businesses as described in the Comprehensive 8-K and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person. Except as set forth in the Commission Documents to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Each employee, consultant and contractor who has had access to such information that the Company deems to be confidential information (the “Confidential Information”) which is necessary for the conduct of Company’s and each of its subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its subsidiaries’ Confidential Information to any third party.

(ll)

Consultation with Auditors. The Company has furnished its independent auditors with complete copies of the Transaction Documents.

(mm)

Solvency. The Company has not (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally.

(nn)

Money Laundering Laws. The operations of each of the Company or any of its subsidiaries are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder, all applicable governmental bodies of the PRC and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental body (collectively, the “Money Laundering Laws”) and no Action, suit or proceeding by or before any PRC court or PRC governmental body or any arbitrator involving the Company and/or any subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(oo)

Sarbanes Oxley. As, if and when required under the Sarbanes-Oxley Act, the Company and the its subsidiaries will (i) design internal controls over financial reporting, or cause such internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) to be designed under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP (ii) design disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and cause such disclosure controls and procedures to be designed under its supervision to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms (iii) evaluate the effectiveness of the Company’s disclosure controls and procedures as of the end of the each quarterly period as required under Sarbanes-Oxley (each an “Evaluation Date”) and (iv) present in its periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.

(pp)

Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the Commission Documents and is not so disclosed.

(qq)

Representations and Warranties Relating to the PRC Subsidiaries. Except as described on Schedule 2.1(qq):

(i)

The constitutional documents of the subsidiaries that have been established under the laws of the PRC (the “PRC Subsidiaries”) are valid and have been duly approved by and registered with the relevant PRC Governmental Bodies.

(ii)

All material consents, approvals, authorizations or licenses requisite under legal requirements of the PRC for the due and proper establishment and operation of each PRC Subsidiary have been duly obtained from the relevant PRC governmental bodies and are in full force and effect.

(iii)

All filings and registrations with the PRC governmental bodies required in respect of each PRC Subsidiary and its capital structure and operations including, without limitation, the registration with the PRC Ministry of Commerce or its local counterpart, the China Securities Regulatory Commission, the State Administration of Industry and Commerce or their respective local divisions, the State Administration of Foreign Exchange, applicable PRC tax bureau and customs authorities have been duly completed in accordance with the relevant PRC Legal Requirements, except where the failure to complete such filings and registrations does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(iv)

Each PRC Subsidiary has complied with all relevant legal requirements of the PRC regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC governmental bodies. There are no outstanding commitments made by the Company or any subsidiary (or any of their shareholders) to sell any equity interest in each PRC Subsidiary. All of the registered capital of each PRC Subsidiary has been contributed, such contribution has been duly verified by a certified accountant registered in the PRC and the accounting firm employing such accountant, and the report of the certified accountant evidencing such verification has been registered with the relevant governmental body. There are no resolutions pending to increase the registered capital of any PRC Subsidiary. There are no outstanding rights of, or commitments made by, the Company or any subsidiary to sell any equity interest in any PRC Subsidiary, or by any of the other shareholders of any PRC Subsidiary to sell any equity interest in such PRC Subsidiary. To the extent that any direct or indirect shareholder of the Company (including the founder) or any of its subsidiaries is subject to the jurisdiction of Circular 75 issued by the PRC State Administration of Foreign Exchange on October 21, 2005, including any amendment, implementing rules, or official interpretation thereof or any replacement, successor or alternative legislation having the same subject matter thereof (collectively “Circular 75”), each such shareholder has complied in all respects with Circular 75 and any related requirement of law, including without limitation, the completion of any applicable foreign exchange registration, settlement or remittance requirement therein.

(v)

No PRC Subsidiary has received any letter or notice from any relevant PRC governmental body notifying it of revocation of any licenses or qualifications issued to it or any subsidy granted to it by any PRC governmental body for non-compliance with the terms thereof or with applicable PRC legal requirements, or the lack of compliance or remedial actions in respect of the activities carried out by each PRC Subsidiary, except such revocation as does not, and would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(vi)

Each PRC Subsidiary has, to its knowledge, conducted its business activities within the permitted scope of business and with all requisite licenses and approvals granted by PRC Governmental Bodies.

(vii)

As to licenses, approvals and government grants and concessions requisite or material for the conduct of any material part of each PRC Subsidiary’s business which is subject to periodic renewal, the Company has no knowledge of any reasons related to any PRC Subsidiary for which such requisite renewals will not be granted by the relevant PRC governmental bodies.

(viii)

With regard to employment and staff or labor, each PRC Subsidiary has complied with all applicable Legal Requirements of the PRC in all material respects, including without limitation, those pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like, other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(rr)

Equity Transfer Agreement. The Company has obtained an amendment of that certain Equity Transfer Agreement, dated May 11, 2010 to relieve the Company from the obligation to complete an initial public offering pursuant to such agreement.

Section 2.2

Representations and Warranties of the Purchasers. Each Purchaser hereby, severally, but not jointly, makes the following representations and warranties to the Company as of the date hereof and the Closing Date, with respect solely to itself and not with respect to any other Purchaser:

(a)

Organization and Good Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Purchaser is a party and to purchase the Units, consisting of the Ordinary Shares and Warrants, being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Purchaser is a party has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof.

(c)

No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Purchaser is a party or to purchase the Units, Ordinary Shares or acquire the Warrants in accordance with the terms hereof.

(d)

Acquisition for Investment. Each Purchaser is acquiring the Units, and the underlying Ordinary Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Units, Ordinary Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Units, Ordinary Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Units, Ordinary Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Units, Ordinary Shares or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Units, Ordinary Shares and the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company. Each Purchaser further acknowledges that such Purchaser understands the risks of investing in companies domiciled and/or which operate primarily in the PRC and that the purchase of the Units, Ordinary Shares and Warrants involves substantial risks.

(e)

Status of Purchasers. Each Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

(f)

Opportunities for Additional Information. Each Purchaser acknowledges (i) it has had access to all Commission Documents and the opportunity to review all Commission Documents and (ii) that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company. In making the decision to invest in the Company and its business, each Purchaser hereby acknowledges that such Purchaser has relied solely upon the Commission Documents and this Agreement.

(g)

No General Solicitation. Each Purchaser acknowledges that the Units were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h)

Rule 144. Such Purchaser understands that the Units, Ordinary Shares and Warrant Shares must be held indefinitely unless such securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Company securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i)

General. Such Purchaser understands that the Units are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Units.

(j)

Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Units or any of its underlying securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment hereunder.

(k)

Trading Activities. Each Purchaser agrees that it has not, directly or indirectly, engaged in any short sales with respect to the Ordinary Shares for a period of three (3) months prior to the Closing Date.

(l)

Brokers. Other than the Placement Agent, each Purchaser has no knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company or any subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

ARTICLE III

Covenants

The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

Section 3.1

Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Units, the Ordinary Shares, Warrants, Ordinary Shares and Warrant Shares as required under Regulation D and applicable “blue sky” laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units, the Ordinary Shares, the Warrants, Conversion Shares and the Warrant Shares to the Purchasers or subsequent holders.

Section 3.2

Registration and Listing. The Company shall (a) comply in all respects with its reporting and filing obligations under the Exchange Act, (b) comply with all requirements related to any registration statement filed pursuant to the Registration Rights Agreement, and (c) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act except as permitted under the Transaction Documents. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Ordinary Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 3.3

Compliance with Laws. The Company shall comply, and cause each subsidiary to comply in all material respects, with all applicable laws, rules, regulations and orders.

Section 3.4

Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.5

Other Agreements. The Company shall not enter into any agreement the terms of which would restrict or impair the ability of the Company or any subsidiary to perform its or their respective obligations under any Transaction Document.

Section 3.6

Use of Proceeds. The net proceeds from the sale of the Units hereunder shall be used by the Company for working capital and general corporate purposes and not to (a) redeem any Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares, (b) pay off any Indebtedness other than Indebtedness incurred in the ordinary course of business, (c) pay any special bonuses or other special compensation to its employees that is not consistent with past practices, or (d) to settle any outstanding litigation.

Section 3.7

Reservation of Shares. So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the aggregate number of Ordinary Shares needed to provide for the issuance of the Warrant Shares.

Section 3.8

Reporting Status. So long as a Purchaser beneficially owns any of the Ordinary Shares initially sold hereunder as part of the Units (not including the Warrant Shares), the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

Section 3.9

Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) as soon as practicable after the Closing but in no event later than 9:00 A.M. Eastern Time on the fourth Business Day following the Closing. The Company shall also file a Current Report with the Commission, describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Registration Rights Agreement, the Securities Escrow Agreement, form of Warrant and the Press Release) as soon as practicable following the Closing Date but in no event more than four (4) Business Days following the Closing Date, which Press Release and Current Report, shall be subject to prior review and comment by counsel for the Purchasers.

Section 3.10

Disclosure of Material Information. The Company and its subsidiaries covenant and agree that neither it nor any other person acting on its or their behalf has provided any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement). The Company shall not disclose the identity of any Purchaser in any filing with the SEC except as required by the rules and regulations of the SEC thereunder.

Section 3.11

Pledge of Securities. The Company acknowledges and agrees that the Ordinary Shares or Warrant Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Ordinary Shares. The pledge of Ordinary Shares shall not be deemed to be a transfer, sale or assignment of such Ordinary Shares hereunder, and no Purchaser effecting a pledge of Ordinary Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided, that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Ordinary Shares to such pledgee. At a Purchaser’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Ordinary Shares may reasonably request in connection with a pledge of the Ordinary Shares to such pledgee by a Purchaser.

Section 3.12

Lock-Up Agreements. The persons listed on Schedule 3.12 attached hereto shall be subject to the terms and provisions of a lock-up agreement in substantially one of the forms attached as Exhibit D hereto (the “Lock-Up Agreement”), which shall provide the manner in which certain stockholders, officers and directors of the Company may sell, transfer or dispose of their Ordinary Shares.

Section 3.13

DTC. Not later than the Effective Date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall cause its Ordinary Shares to be eligible for transfer with its transfer agent pursuant to the Depository Trust Company Automated Securities Transfer Program.

Section 3.14

Form D. The Company agrees to file a Form D with respect to the securities as required by Rule 506 under Regulation D at the request of the Lead Purchaser and to provide a copy thereof to the Lead Purchaser promptly after such request.

Section 3.15

No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the securities being offered or sold hereunder) under circumstances that would require registration of the securities being offered or sold hereunder under the Securities Act.

Section 3.16

No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

Section 3.17

Reserved.

Section 3.18

Reserved.

Section 3.19

Future Priced Securities. During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

Section 3.20

Reserved.

Section 3.21

Reserved.

Section 3.22

Holdback Escrow. In addition, the parties acknowledge that Five Hundred Twenty Thousand Dollars ($520,000) of the Purchase Price funded on the Initial Closing Date shall be deposited in an escrow account and released pursuant to the terms as set forth in the Holdback Escrow Agreement.

Section 3.23

VIE. So long as a Purchaser beneficially owns any of the Ordinary Shares initially sold hereunder as part of the Units (not including the Warrant Shares), the Company shall take all reasonable action to insure that the PRC Subsidiaries continue to be reflected as variable interest entities of the Company.

ARTICLE IV

CONDITIONS

Section 4.1

Conditions Precedent to the Obligation of the Company to Sell the Units. The obligation hereunder of the Company to issue and sell the Units, and the underlying Ordinary Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b)

Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c)

No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Purchase Price. The Purchase Price for the Units shall have been delivered to the escrow agent pursuant to the Escrow General Agreement.

(e)

Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are parties shall have been duly executed and delivered by the Purchasers to the Company.

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to Purchase the Units. The obligation hereunder of each Purchaser to acquire and pay for the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(b)

Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c)

No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e)

Opinions of Counsel, Etc. At the Closing, the Purchasers shall have received an opinion of Cayman Islands counsel to the Company, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to the Closing. Four (4) days prior to Closing, the Purchasers shall have received an opinion of PRC counsel to the PRC Subsidiaries, and such other matters as the Purchasers may reasonably request.

(f)

Registration Rights Agreement. On the Closing Date, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

(g)

Certificates. The Company shall have delivered irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, certificates (in such denominations as such Purchaser shall request) for the Ordinary Shares to such address set forth next to each Purchasers’ name on Exhibit A with respect to the Closing. The Company shall deliver to each Purchaser an electronic copy of the Warrants being acquired by such Purchaser at the Closing, and on an expedited basis, deliver original Warrant certificates to such address set forth next to each Purchasers’ name on Exhibit A with respect to the Closing.

(h)

Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolutions”).

(i)

Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Ordinary Shares, solely for the purpose the exercise of the Warrants, a number of Ordinary Shares equal to one hundred percent (100%) of the aggregate number of Warrant Shares issuable upon exercise of the number of Warrants issued or to be issued pursuant to this Agreement.

(j)

Lock-Up Agreements. As of the Closing Date, the persons listed on Schedule 3.12 hereto shall have delivered to the Purchasers fully executed Lock-Up Agreements in the form of Exhibit D, respectively, attached hereto.

(k)

Secretary’s Certificate. The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors of the Company consistent with Section 2.1(b), (ii) the Articles, (iii) the Bylaws, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(l)

Officer’s Certificate. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(m)

Escrow General Agreement. On the Closing Date, the Company and the escrow agent shall have executed and delivered the Escrow General Agreement in the form of Exhibit E-1 attached hereto to each Purchaser.

(n)

Securities Escrow Agreement. On the Closing Date, the Securities Escrow Agreement shall have been executed by the parties thereto and the Escrow Shares (as defined in the Securities Escrow Agreement) shall have been deposited into the escrow account pursuant to the terms of the Securities Escrow Agreement in the form of Exhibit E-2 attached hereto.

(o)

Holdback Escrow Agreement. On the Closing Date, the Holdback Escrow Agreement shall have been executed by the parties thereto and the Escrowed Funds (as defined in the Holdback Escrow Agreement) upon release pursuant to the Escrow General Agreement shall have been deposited with the escrow agent pursuant to the terms of the Holdback Escrow Agreement in the form of Exhibit E-3 attached hereto.

(p)

Material Adverse Effect. No Material Adverse Effect shall have occurred.

(q)

Draft Form 8-K. No later than three (3) Business Days prior to the Closing Date, the Company shall have delivered to each of the Purchasers, a draft of the Current Report (the “Draft Current Report”), in substantially final form, that it proposes to file with the Commission, which Draft Current Report, subject only to Purchaser’s comments, if any, shall be reasonably acceptable to the Purchasers.

(r)

Draft Press Release. No later than two (2) Business Days prior to the Closing Date, the Company shall have delivered to each of the Purchasers, a draft of the press release announcing the transaction contemplated hereby (the “Draft Press Release”), in substantially final form, that it proposes to file with the Securities and Exchange Commission as part of Draft Current Report and distribute to the public, which Draft Press Release shall be reasonably acceptable to the Purchasers.

ARTICLE V

Stock Certificate Legend

Section 5.1

Legend. Each certificate representing the Ordinary Shares, the Warrants and Warrant Shares and if appropriate, securities issued upon conversion or exercise thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Certificates evidencing Securities shall not contain any legend (including the legend set forth in this Section 5.1): (i) while a registration statement (including the Registration Statement) covering such Securities is then effective, or (ii) following a sale or transfer of such Securities pursuant to either an effective registration statement or pursuant to Rule 144 (assuming the transferee is not an Affiliate of the Company), or while such Securities are eligible for sale by the selling Purchaser without volume restrictions under Rule 144. The Company agrees that following the effective date or such other time as legends are no longer required to be set forth on certificates representing Securities under this Section 5.1, it will, no longer than five (5) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing such Securities containing a restrictive legend, deliver or instruct the Transfer Agent to deliver to such Purchaser, Securities which are free of all restrictive and other legends. If the Company is then eligible, certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to a Purchaser by crediting the prime brokerage account of such Purchaser with the Depository Trust Company System as directed by such Purchaser. If a Purchaser shall make a sale or transfer of Securities either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing the applicable Securities containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and Securities delivery being the “Securities Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive or other legends by the third Trading Day following the Securities Delivery Date and (2) following such third Trading Day after the Securities Delivery Date and prior to the time such Securities are received free from restrictive legends, the Purchaser, or any third party on behalf of such Purchaser, purchases (in an open market transaction or otherwise) shares of Ordinary Shares to deliver in satisfaction of a sale by the Purchaser of such Securities (a “Buy In”), then, in addition to any other rights available to the Purchaser under the Transaction Documents and applicable law, the Company shall pay in cash to the Purchaser (for costs incurred either directly by such Purchaser or on behalf of a third party) the amount by which the total purchase price paid for Ordinary Shares as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Purchaser as a result of the sale to which such Buy-In relates. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy In. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement or the other Transaction Documents.

ARTICLE VI

Indemnification

Section 6.1

General Indemnity. The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, agent, managers, partners, members, shareholders, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any material breach of the representations, warranties or covenants made by the Company herein. Further, the Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of the failure of the Company or any of its subsidiaries to pay contributions for all employees or any other liability that arises from the failure to comply with any PRC rule or regulation, including any liability imposed by local or national government authority. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

Section 6.2

Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

Miscellaneous

Section 7.1

Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all actual and reasonable attorneys’ fees and expenses (including disbursements and out-of-pocket expenses) up to a maximum of $30,000 incurred by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents upon Closing. In the event a Closing does not occur, the Company shall only be responsible for half of such costs, up to a maximum of $15,000.

Section 7.2

Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the courts of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 7.3

Entire Agreement; Amendment. This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company, the Placement Agent and a majority in interest of the Purchasers, which must include the Zhong Hui Rong (Fujian) Fund Ltd, (the “Lead Purchaser”) and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Ordinary Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Ordinary Shares, as the case may be.

Section 7.4

Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

Compass Acquisition Corporation

c/o Beijing Tsingda Century Investment Consultant of Education Co., Ltd.

Address: No. 0620, Yongleyingshiwenhuanan Rd., Yongledian Town,

Tongzhou District, Beijing, PR China

Tel: 86-10-62690290

Fax: 86-10-63331382

with copies (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

150 East 42nd Street

11th Floor

New York, NY 10017

Attn: Adam Mimeles, Esq.

If to any Purchaser: At the address of such Purchaser set forth on Exhibit A to this Agreement, as the case may be, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5

Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6

Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.7

Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers.

Section 7.8

No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.9

Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.10

Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder for a period of twelve (12) months following the Closing Date.

Section 7.11

Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 7.12

Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 7.13

Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.14

Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

Section 7.15

Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in U.S. Dollars (“USD”). All amounts owing under this Agreement or any Transaction Document shall be paid in USD. All amounts denominated in other currencies shall be converted in the USD equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into USD pursuant to this Agreement, the USD exchange rate as published in The Wall Street Journal on the relevant date of calculation.

Section 7.16

Judgment Currency.

(a)

If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 7.16 referred to as the “Judgment Currency”) an amount due in USD under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the business day immediately preceding:

(i)

the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii)

the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section being hereinafter referred to as the “Judgment Conversion Date”).

(b)

If in the case of any proceeding, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c)

Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement.

Section 7.17

Termination. This Agreement may be terminated prior to Closing:

(a)

by mutual written agreement of the Purchasers and the Company, a copy of which shall be provided to the escrow agent appointed under the Escrow General Agreement (the “Escrow Agent”); and

(b)

by the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, with a copy to the Escrow Agent, if the Closing shall not have taken place by September 30, 2010; provided, that the right to terminate this Agreement under this Section 7.17(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

(c)

In the event of a termination pursuant to Section 7.17(a) or 7.17(b), each Purchaser shall have the right to a return of up to its entire Purchase Price deposited with the Escrow Agent pursuant to this Agreement, without interest or deduction. The Company covenants and agrees to cooperate with such Purchaser in obtaining the return of its Purchase Price, and shall not communicate any instructions to the contrary to the Escrow Agent.

(d)

In the event of any termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 7.17, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser or the Company as a result therefrom.

7.18.

Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.19.

Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

7.20.

Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of a Purchaser arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other affiliate of such Purchaser or any Purchaser, shareholder or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of such Purchaser.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

Compass Acquisition Corporation
By:	/s/ Zhang Hui

Name: Zhang Hui Title: CEO

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of [●], 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER CRESCENT INTERNATIONAL, LTD

By:	/s/ Maxi Brezzi

Name: Maxi Brezzi Title: Authorized Signatory

Number of Units: 187,500 Aggregate Purchase Price: $300,000

Tax ID Number: ___________________________

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of September 9, 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER SHIRA CAPITAL, LLC

By:	/s/ Montgomery W. Cornell

Name: Montgomery W. Cornell Title: Assistant Secretary

Number of Units: 250,000 Aggregate Purchase Price: $400,000.00

Tax ID Number: 20-5570195

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of [●], 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER SILVER ROCK II, LTD.

By:	/s/

Name: Title:

Number of Units: Aggregate Purchase Price: $400,000

Tax ID Number: ___________________________

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of [●], 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER ANSON INVESTMENTS MASTER FUND, LP

By:	/s/ MOEZ KASSAM

Name: Moez Kassam Title: Portfolio Management

Number of Units: 125,000 Aggregate Purchase Price: 2300,000

Tax ID Number: 98-0538788

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of [●], 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER ZHONG HUI RONG FUND

By:	/s/ Su Jie

Name: Su Jie Title: Executive Director

Number of Units: 1,187,500 Aggregate Purchase Price: $3,000,000

Tax ID Number: ___________________________

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of [●], 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER YU, YUN HUI

By:	/s/ Yu, Yun Hui

Name: Yu, Yun Hui Title:

Number of Units: 500,000 Aggregate Purchase Price: $800,000

Tax ID Number: ___________________________

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of [●], 2010 by and among Compass Acquisition Corporation and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Purchase Agreement.

PURCHASER WANG, JI QING

By:	/s/ Wang, Ji Qing

Name: Want, Ji Qing Title:

Number of Units: 1,187,500 Aggregate Purchase Price: $1,900,000

Tax ID Number: ___________________________

EXHIBIT A TO THE

SECURITIES PURCHASE AGREEMENT

_________________________________________________

LIST OF PURCHASERS

Name of person	Address	Number of Ordinary Shares (Pre-Three-for One- Split)
Zhong Hui Rong Fund Ltd.	c/o Tsingda Century Investment Technology Co. Ltd. 7th floor, Capital Development Tower, Zhongguangchun, Haidian District, Beijing, PR China,100080 北京市海淀区中关村首创拓展大厦7层 邮编：100080	5,625,000

Yun Hui Yu	c/o Tsingda Century Investment Technology Co. Ltd. 7th floor, Capital Development Tower, Zhongguangchun, Haidian District, Beijing, PR China,100080 北京市海淀区中关村首创拓展大厦7层 邮编：100080	1,500,000

Ji Qing Wang	c/o Tsingda Century Investment Technology Co. Ltd. 7th floor, Capital Development Tower, Zhongguangchun, Haidian District, Beijing, PR China,100080 北京市海淀区中关村首创拓展大厦7层 邮编：100080	3,562,500

Silver Rock II Ltd.	c/o Maxim Group, LLC. 405 Lexington Avenue, 2nd Floor New York, NY 10174 Attn: Shunda Cannon	750,000

Crescent International Ltd.	c/o Maxim Group, LLC. 405 Lexington Avenue, 2nd Floor New York, NY 10174 Attn: Shunda Cannon	562,500

Shira Capital LLC	c/o Maxim Group, LLC. 405 Lexington Avenue, 2nd Floor New York, NY 10174 Attn: Shunda Cannon	750,000

EXHIBIT B TO THE

SECURITIES PURCHASE AGREEMENT

_________________________________________________

FORM OF SERIES A WARRANT

EXHIBIT C TO THE

SECURITIES PURCHASE AGREEMENT

_________________________________________________

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT D TO THE

SECURITIES PURCHASE AGREEMENT

_________________________________________________

FORM OF LOCK-UP AGREEMENT

EXHIBIT E-1 TO THE

SECURITIES PURCHASE AGREEMENT

_________________________________________________

FORM OF ESCROW GENERAL AGREEMENT

EXHIBIT E-2 TO THE

SECURITIES PURCHASE AGREEMENT

_________________________________________________

FORM OF SECURITIES ESCROW AGREEMENT

EXHIBIT E-3 TO THE

HOLDBACK AGREEMENT

_________________________________________________

FORM OF HOLDBACK AGREEMENT